SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
☒
Preliminary Information Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐
Definitive Information Statement

PEAR TREE FUNDS

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PEAR TREE FUNDS
55 Old Bedford Road
Lincoln, Massachusetts 01773
February [  ], 2019
Re:
Pear Tree Axiom Emerging Markets World Equity Fund
(f/k/a Pear Tree PanAgora Emerging Markets Fund)

Dear Shareholder:
The Trustees of Pear Tree Funds, at the request of Pear Tree Advisors, Inc. (the “Manager”), the Pear Tree Funds’ investment manager, recently considered and approved an investment sub-advisory agreement between the Manager and Axiom International Investors LLC (“Axiom”) pursuant to which Axiom would serve as the new investment sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund (the “Fund,” and formerly known as Pear Tree PanAgora Emerging Markets Fund).
This Information Statement provides information about Axiom, the new investment sub-advisory agreement between the Manager and Axiom (the “Axiom Sub-Advisory Agreement”), including the Trustees’ considerations in approving Axiom to serve as the Fund’s investment sub-adviser and the Axiom Sub-Advisory Agreement. It also provides information regarding the ongoing role of the Manager in overseeing the Fund and Axiom as the Fund’s investment sub-adviser.
Please note that this Information Statement is only intended to provide you with important information in connection with your investment in the Fund. No action is required on your part. Specifically, we are NOT asking you for a proxy and you are not being asked to send us a proxy.
On behalf of the Trustees, I thank you for your continued investment in Pear Tree Funds. Should you have questions, please call your financial adviser or call us at (800) 326-2151.
Sincerely,
Willard Umphrey
President

NOT FDIC INSURED	May lose value/No bank guarantee

PEAR TREE FUNDS
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
INFORMATION STATEMENT

TO THE SHAREHOLDERS OF
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND
(formerly Pear Tree PanAgora Emerging Markets Fund)

February [  ], 2019
This Information Statement is being provided to the shareholders of record of Pear Tree Axiom Emerging Markets World Equity Fund (the “Fund”), a separate series of Pear Tree Funds, a Massachusetts business trust (the “Trust”), as of February [  ], 2019.
This information statement relates to the approval by the Trustees of the Trust, including those Trustees who were not “interested persons” (the “Independent Trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the appointment of Axiom International Investors LLC (“Axiom”) as the investment sub-adviser to the Fund and the approval of a Axiom Sub-Advisory agreement (the “Axiom Sub-Advisory Agreement”) between Pear Tree Advisors, Inc. (the “Manager”) and Axiom. As described in more detail below, the Axiom Sub-Advisory Agreement went into effect on December 8, 2018, at which time Axiom replaced PanAgora Asset Management, Inc. (“PanAgora”) as investment sub-adviser to the Fund (previously known as Pear Tree PanAgora Emerging Markets Fund). The appointment of Axiom and approval of the Axiom Sub-Advisory Agreement were definitively determined by a majority of the Trustees, including a majority of the Independent Trustees, at a special meeting on November 16, 2018. The Manager continues to serve as the investment manager to the Fund, as well as oversee the Fund’s sub-adviser, and the management agreement between the Trust and the Manager, including that the terms relating to the management fees paid by the Fund to the Manager, remains in effect and unchanged.
This Information Statement is being provided pursuant to the terms of an order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) under which the Manager is permitted, subject to supervision and approval of the Trustees of the Trust, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval, which would otherwise be required by the 1940 Act. As a condition of the Order, the Manager and the Trust are required to furnish shareholders with this Information Statement detailing any new sub-adviser and/or material changes to any existing sub-advisory agreement. The Trustees have determined that the Fund is to bear the expenses incurred in connection with preparing and mailing this Information Statement.
This Information Statement, or a Notice of Internet Availability of Information Statement, is being mailed on or about February [  ], 2019 to shareholders of record of the Fund as of February [  ], 2019 (the “Record Date”).
This Information Statement also will be available on the Trust’s website at http://www.peartreefunds.com/fund-literature until [    ], 2019. A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Trust at (800) 326-2151 or sending an e-mail to info@peartreefunds.com.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

1.
BACKGROUND

At a special meeting held on November 16, 2018 (the “Meeting”), the Trustees of the Pear Tree Funds (the “Trust”), including a majority of the Independent Trustees, approved the termination of the current sub-advisory agreement between PanAgora Asset Management, Inc. (“PanAgora”) and Pear Tree Advisors, Inc. (the “Manager”) with respect to Pear Tree PanAgora Emerging Markets Fund, a series of the Trust (the “Fund”), effective December 8, 2018. Also, the Trustees, including a majority of the Independent Trustees, approved a proposed investment sub-advisory agreement (the “Axiom Sub-Advisory Agreement”) between Axiom International Investors LLC (“Axiom”) and the Manager whereby Axiom would serve as the new investment sub-adviser to the Fund, thereby replacing PanAgora. Axiom’s principal offices are located at 33 Benedict Place, Greenwich, Connecticut 06830. The Trustees, including a majority of the Independent Trustees, also approved a proposed name change from for the Fund to Pear Tree Axiom Emerging Markets World Equity Fund (the “Fund”), and they approved as change in the principal investment strategy of the Fund, as described below.
Both the termination of PanAgora and the appointment of Axiom took effect on December 8, 2018 (the “Effective Date”). A copy of the Axiom Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.
2.
INFORMATION ABOUT THE TRUST, THE FUND AND THE MANAGER

The Trust and the Fund
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.
The Trust currently consists of six separate portfolio series, or funds (each, a “Pear Tree Fund,” collectively, the “Pear Tree Funds”). In addition to the Fund, the Trust consists of the following funds: Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree PNC International Small Cap Fund.
The Fund’s Investment Objective and Principal Investment Strategies
Concurrently with the approval of Axiom as the sub-adviser to the Fund and approval of the Axiom Sub-Advisory Agreement, the Trustees approved a proposed change in the principal investment strategy of the Fund, to better align the Fund’s principal investment strategy to Axiom’s strategy for managing Fund assets. The Trustees did not change the Fund’s investment objective, the Fund’s benchmark, or any of the Fund’s fundamental and non-fundamental investment policies.
The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers. The Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries, that is, those countries included in the MSCI Emerging Markets Index. In managing the Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. The Fund also may invest in companies of any market capitalization.
Pursuant to the new principal investment strategy, in managing the Fund’s assets, its sub-adviser primarily uses a bottom-up, fundamental-research investment process. The sub-adviser looks to invest the Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance.

Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for the Fund’s portfolio. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters.
The Fund may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. The Fund may lend its securities, and also may hold cash, or manage its cash by investing in cash equivalents and money market funds.
* * *
For additional information about the Fund’s principal investment objectives and investment policies, as well as the principal investment risks of investing in the Fund, please refer to the Pear Tree Funds’ prospectus that was filed with the SEC on February 1, 2019.
The Manager and its Management Agreement
The Manager is a Delaware corporation and an investment adviser registered with the SEC. As of January 31, 2019, the Manager had assets under management in an amount equal to approximately $   billion. The Manager’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The Manager is an affiliate of U.S. Boston Capital Corporation, the Trust’s distributor. Willard L. Umphrey, CFA, President and a Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, own the outstanding voting securities of the Manager. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.
The Manager serves as the investment manager to each Pear Tree Fund pursuant to the Amended and Restated Management Contract dated May 1, 2008, as amended (the “Management Contract”), between the Manager and the Trust. Under the Management Contract, the Manager is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Pear Tree Funds and for providing certain ancillary services. The Management Contract also permits the Manager, subject to approval by the Trustees, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Contract pursuant to a written agreement with each sub-adviser, subject to the order from the U.S. Securities and Exchange Commission (the “SEC”) under which the Manager is permitted, subject to supervision and approval of the Trustees of the Trust, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval (the “Order”). The Manager, under the Management Contract, has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, subject to the oversight of the Trustees.
Under the Management Contract, the Manager is entitled to a management fee as compensation for its management services.
3.
INFORMATION ABOUT AXIOM INTERNATIONAL INVESTORS LLC AND THE AXIOM SUB-ADVISORY AGREEMENT

Axiom is an investment adviser registered with the SEC. It serves as the investment sub-adviser to the Fund. Axiom is located at 33 Benedict Place, Greenwich, Connecticut 06830. Axiom was founded by Andrew Jacobson in 1998. Currently, Axiom manages international, global, small cap, and emerging market equities strategies on behalf of its global institutional clients. Since inception, Axiom has been independent and employee owned. As of January 31, 2019, Axiom had assets under management in an amount equal to approximately $     billion.

Principal Executive Officers of Axiom
Axiom is owned by its executive officers and certain employees.
Set forth below are the names and principal occupations of the principal executive officers of Axiom. The address of each of the following persons is 33 Benedict Place, Greenwich, Connecticut 06830.
Name	Title and Responsibilities
Andrew Jacobson, CFA	Chief Executive Officer, Chief Investment Officer
Bradley Amolis	Managing Director, Portfolio Manager for Axiom’s Global Equity Strategy
Christopher Lively, CFA	Managing Director, Portfolio Manager for the Axiom Emerging Markets Equity Strategy
Other Accounts with Similar Investment Objectives Managed by Axiom
Axiom currently offers two emerging markets equity strategies that utilize an investment process similar to the investment process Axiom utilizes with the Fund, however, each of those strategies has distinct portfolio construction parameters. Axiom currently manages four accounts that have an investment objective similar to the Fund. One of those accounts is a collective investment trust that qualifies for the exception to the definition of an “investment company” pursuant to Section 3(c)(7) of the 1940 Act, and the other three are separately managed accounts. None of those accounts is a mutual fund. As of January 31, 2019, the aggregate amount of assets under management of the four accounts was approximately $1 billion.
Axiom Sub-Advisory Agreement
The Axiom Sub-Advisory Agreement went into effect on December 8, 2018. The Axiom Sub-Advisory Agreement is similar to the sub-advisory agreement between the Manager and PanAgora in all material respects. A copy of the Axiom Sub-Advisory Agreement is included as Exhibit A to this Information Statement. The following is a brief summary of certain material terms of the Axiom Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the document in Exhibit A.
Investment Sub-Advisory Services
Subject always to the supervision of the Trustees of the Trust and the Manager, Axiom, at its expense, will furnish continuously an investment program for the Fund. In furnishing such investment program, Axiom will have full investment discretion with respect to the assets allocated by the Manager to determine what securities and other financial instruments shall be purchased, held, sold or exchanged by the Fund and, subject to the direction provided by the Manager, what portion, if any, of the assets of the Fund shall be held un-invested, and shall, on behalf of the Fund, make changes in the Fund’s investments.
Brokers
Axiom will select those brokers and dealers through which all orders for the purchase and sale of portfolio investments for the Fund’s account will be placed. Axiom shall not be responsible for any loss caused by a broker or dealer selected by Axiom to effect any order for the Fund provided that such selection was reasonable. In addition, in the selection of such brokers or dealers and the placing of such orders, Axiom shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended.
Confidentiality
Axiom shall hold in confidence (a) all advice or other information provided pursuant to the Axiom Sub-Advisory Agreement by Axiom to the Trust, the Fund, the Trustees and/or the Manager and (b) information received by Axiom from the Manager pursuant to the Axiom Sub-Advisory Agreement, except to the extent necessary to comply with the federal and state securities laws and, if practical and on the advice of counsel to the Manager, after notice to Axiom, upon order of any court or administrative agency or self-regulatory organization of which the Manager or its affiliates are members.

Termination
The Axiom Sub-Advisory Agreement is terminable with respect to the Fund without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Axiom, or by Axiom upon not less than 150 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and Axiom.
The Axiom Sub-Advisory Agreement shall terminate automatically in the event of its assignment by Axiom.
Liability
In the absence of willful misfeasance, bad faith or gross negligence on the part of Axiom, its partners, officers, directors, employees or agents or reckless disregard by Axiom of its obligations and duties hereunder, neither Axiom nor its officers, directors, employees or agents shall be subject to any liability to the Trust, the Fund, or to the Manager, or to any affiliates, directors, trustees, employees or agents of the Trust, the Fund, or the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.
In connection with Axiom’s performance of services under the Axiom Sub-Advisory Agreement, Axiom shall not be liable for any error in judgment in connection with any investment decision made by the Manager or any failure by Axiom to execute a trade directed by the Manager if the execution of such trade constitutes a violation of federal or state law, rule or regulation or a breach of any fiduciary or confidential relationship.
Sub-Adviser Indemnification Obligations
In general, Axiom shall indemnify and hold harmless the Manager, the Trust, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each, a “Trust/Manager Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including reasonable fees and other expenses of the Trust/Manager Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of the Axiom Sub-Advisory Agreement; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing the Axiom Sub-Advisory Agreement) arising from Sub-Adviser’s (or its respective agents and employees) failure to perform its duties and assume its obligations under the Axiom Sub-Advisory Agreement.
Sub-Advisory Fees Paid to Axiom and Prior Sub-Adviser
Under the Axiom Sub-Advisory Agreement, the Manager will pay Axiom from its management fee a sub-advisory fee. Axiom’s sub-advisory fee is computed and paid monthly at the annual rates of: (a) 0.35 percent of the first $100 million of average daily net assets, (b) 0.40 percent of amounts in excess of $100 million but less than $200 million of average daily net assets, and (c) 0.45 percent of assets in excess of $200 million of average daily net assets.
In contrast, under the prior sub-advisory agreement with PanAgora, the Manager paid PanAgora from its management fee a sub-advisory fee at the following annual rates: (a) 0.25 percent of the first $300 million of average daily net assets, (b) 0.30 percent of amounts in excess of   $300 million but less than $600 million of average daily net assets, and (c) 0.35 percent of amounts in excess of   $600 million of average daily net assets.
As a result, the sub-advisory fees paid by the Manager increased as a result of the change in investment sub-advisory. As the Manager pays the investment sub-advisory fee to the sub-adviser, however, the expenses of the Fund have not increased as a result of the increase in investment sub-advisory fees.

4.
TRUSTEES’ CONSIDERATIONS AND APPROVAL OF AXIOM SUB-ADVISORY AGREEMENT

In connection with the review of the Axiom Sub-Advisory Agreement, the Trustees evaluated information provided by the Manager and Axiom in accordance with Section 15(c) of the 1940 Act. The Trustees considered such information and other factors as they believed to be relevant, including the Manager’s recommendations to appoint Axiom as the Fund’s sub-adviser and approve the Axiom Sub-Advisory Agreement, and they did not identify any single factor as controlling.
In considering these matters, the Trustees were advised with respect to relevant legal standards by independent counsel. In addition, the Independent Trustees discussed the appointment of Axiom and the approval of the Axiom Sub-Advisory Agreement with the Manager and in private sessions with independent counsel at which no representative of the Manager or Axiom was present.
Nature, Extent and Quality of Services
The Trustees considered Axiom’s current level of staffing and its overall resources, as well as received information relating to Axiom’s compensation program. The Trustees reviewed Axiom’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Axiom’s investment and compliance personnel who are expected to provide services to the Fund. The Trustees also considered, among other things, Axiom’s compliance program and any disciplinary history. The Trustees also considered Axiom’s risk assessment and monitoring processes. The Trustees reviewed Axiom’s regulatory history, including whether Axiom has been involved in any regulatory actions, investigations or material litigation. The Trustees noted that the Manager, as well as the Trust’s Chief Compliance Officer and her staff, each had conducted a review of Axiom and its operations, including regarding investment processes and organizational and staffing matters. The Trustees also took into account Axiom’s purported financial condition.
The Trustees considered Axiom’s investment process and philosophy. The Trustees took into account that Axiom’s responsibilities would include the development and maintenance of an investment program for the Fund, which would be consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Trustees also received information with respect to Axiom’s brokerage policies and practices, including with respect to best execution and soft dollars.
Axiom Compensation
In considering the cost of services to be provided by Axiom and the profitability to Axiom of its relationship with the Fund, the Trustees noted that the proposed fees under the Axiom Sub-Advisory Agreement would be paid by the Manager and not the Fund.
The Trustees also considered other potential indirect benefits that Axiom and any affiliates may receive from Axiom’s relationship with the Fund, such as the opportunity to provide advisory services to other Pear Tree Funds and reputational benefits.
Proposed Sub-Advisory Fee Rates
The Trustees considered that the Fund pays an investment management fee to the Manager and that, in turn, the Manager would pay sub-advisory fees to Axiom. As noted above, the Trustees also considered the proposed sub-advisory fee payable to Axiom as compared to the sub-advisory fee paid to the Fund’s previous sub-adviser. The Trustees also took into account the fees paid to Axiom to manage certain other portfolios.
Sub-Advisor Performance
The Trustees noted Axiom’s long-term performance record for accounts following an investment strategy substantially similar to the proposed investment strategy.
* * *

After full consideration of the above factors, as well as other factors, the Trustees, including the Independent Trustees, concluded at their November 16, 2018 meeting that the proposed Axiom Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.
5.
ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Distributor, Transfer Agent, and Administrator
Shares of the Fund are offered on a continuous basis and are distributed through U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. U.S. Boston Capital Corporation is under common control with the Manager.
Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, in addition to serving as the investment manager to the Fund, also serves as the investment manager to the other Pear Tree Funds and as the transfer agent and administrator for each Pear Tree Fund.
Since the Axiom Sub-Advisory Agreement was approved by the Trustees, the Distributor and the Manager, as transfer agent and administrator, have continued to provide, and are expected to continue to provide those services.
Information about the Custodian, Auditors and Legal Counsel
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is the custodian of the Trust’s portfolio securities and cash. State Street Bank and Trust Company is not an affiliate of the Manager.
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as independent registered public accounting firm for the Trust.
Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109 serves as counsel to the Trust and the Independent Trustees.
Affiliated Brokerage Commissions
For the fiscal year ended December 31, 2018, the Fund paid no commissions to brokers affiliated with the Manager or Axiom.
6.
OTHER INFORMATION

Shareholder Reports
Copies of the Fund’s annual and semi-annual reports for the periods ended March 31, 2018 and September 30, 2018, respectively, will be furnished without charge upon request. To request copies of those reports or other information about the Fund, you may write the Fund at Pear Tree Funds, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, or call the Pear Tree Funds at (800) 326-2151, or visit the Pear Tree Funds’ website at www.peartreefunds.com.
Multiple Shareholders in Household
To reduce expenses, only one copy of this Information Statement, any shareholder reports and notices of Internet availability of proxy materials and other documents may be mailed to a household, even if more than one person in the household is a shareholder of some or all of the Pear Tree Funds. Call the Pear Tree Funds at (800) 326-2151 if you need additional copies of any of those documents or if you do not want the mailing of copies of Pear Tree Fund documents to be combined with copies being sent to other members of your household.

Shareholder Proposals
The Trust is not required, and it does not intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required. Any Pear Tree Fund shareholder desiring to present a proposal for consideration at the next meeting for shareholders of a Pear Tree Fund must submit the proposal in writing so that it is received by the Pear Tree Funds within a reasonable time before any meeting. These proposals should be sent to the Trust at Pear Tree Funds, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
55 Old Bedford Road
Suite 202
Lincoln, MA 01773
www.peartreefunds.com
Address Service Requested
© 2019 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member FINRA, SIPC
[Rest of page intentionally left blank]

EXHIBIT A
SUB-ADVISORY AGREEMENT
This Sub-Advisory Agreement (this “Agreement”) is dated December 8, 2018 by and between PEAR TREE ADVISORS, INC., a Delaware corporation (the “Manager”), and AXIOM INTERNATIONAL INVESTORS LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, the Manager has been retained by Pear Tree Funds (the “Trust”), a Massachusetts business trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and
WHEREAS, the Manager wishes to engage the Sub-Adviser to provide certain investment sub-advisory services to the Trust with respect to the series of the Trust designated, or to be designated, as Pear Tree Axiom Emerging Markets Fund (and currently designated as Pear Tree PanAgora Emerging Markets Fund) (the “Fund”), and the Sub-Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:
1.
Appointment and Acceptance; Services to be Rendered by Sub-Adviser

(a)   In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Sub-Adviser to act as Sub-Adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and shall render the services herein set forth for the compensation herein provided.
(b)   The Manager shall cause the Sub-Adviser to be kept fully informed at all times with regard to the securities and other financial instruments owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Sub-Adviser with such other documents and information with regard to the Fund’s affairs as the Sub-Adviser may from time to time reasonably request.
(c)   Subject always to the supervision of the trustees of the Trust (the “Trustees”) and the Manager, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund. In furnishing such investment program, the Sub-Adviser will have full investment discretion with respect to the assets allocated by the Manager to determine what securities and other financial instruments shall be purchased, held, sold or exchanged by the Fund and, subject to the direction provided by the Manager, what portion, if any, of the assets of the Fund shall be held un-invested, and shall, on behalf of the Fund, make changes in the Fund’s investments. In the performance of its duties hereunder, the Sub-Adviser will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, each as amended (together, the “Governing Documents”), and the stated investment objectives, policies and restrictions of the Fund as set forth in the Trust’s then-current Prospectus and Statement of Additional Information relating to the Fund (together, the “Offering Documents”) describing certain information about the Fund, and with other written policies that the Trustees and/or the Manager may from time-to-time determine and of which the Sub-Adviser has received adequate notice. In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Sub-Adviser shall (i) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including the 1940 Act, the Investment Advisers Act of 1940, as amended, the Internal Revenue Code of 1986, as amended (the “Code”), as it relates to regulated investment companies, the Insider Trading and Securities Fraud Enforcement Act of 1988, as amended, and such other laws as may be applicable to the Trust, the Fund, and/or the Sub-Adviser in its capacity as an investment sub-adviser to the Fund; and (ii) manage the Fund’s portfolio so that the Fund will qualify, and continue to qualify, as a regulated investment company under subchapter M of the Code.

(d)   The Sub-Adviser, at its expense, will (i) furnish all necessary investment and management facilities, including salaries of personnel, required for it to perform its duties hereunder, (ii) keep records relating to the purchase, sale or current status of portfolio securities, (iii) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (iv) upon reasonable notice, review written references to the Sub-Adviser or its methodology, whether in the Offering Documents, sales material or otherwise, (v) furnish to the Trustees and the Manager such reports and records regarding the Fund and the Sub-Adviser as the Trustees or the Manager shall from time to time request, and (vi) make its officers and employees available to the Manager and/or Trustees at such time or times reasonably requested by the Trustees and/or the Manager to review the Fund’s investment performance and investment policies, as well as to discuss and consult with the Trustees and/or the Manager regarding the investment affairs of the Fund.
(e)   The Sub-Adviser will select those brokers and dealers through which all orders for the purchase and sale of portfolio investments for the Fund’s account will be placed. The Sub-Adviser shall not be responsible for any loss caused by a broker or dealer selected by the Sub-Adviser to effect any order for the Fund provided that such selection was reasonable. In addition, in the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to Section 28(e) as well as such written policies as the Trustees or the Manager may determine, and of which the Sub-Adviser has received adequate notice, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s and/or Manager’s overall responsibilities with respect to the Trust and to other clients as to which the Sub-Adviser and/or Manager or persons controlled by or under common control with the Sub-Adviser and/or Manager exercise investment discretion.
(f)   Subject to paragraph (e) above, the Manager authorizes any entity or person associated with the Sub-Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser will not deal with itself, or with the Trustees or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and the Sub-Adviser will comply with all other provisions of the Governing Documents and the Fund’s then-current Offering Documents relative to the Sub-Adviser and its directors and officers.
(g)   The assets of the Fund shall be held by the Trust’s custodian in an account which the Trust has directed the custodian to open. The Sub-Adviser shall at no time take custody or physical control of any of the assets of the Fund. The Manager shall cause such custodian to provide the Sub-Adviser with such information and reports concerning the Fund or its assets as the Sub-Adviser may from time to time reasonably request and to accept instructions from the Sub-Adviser with respect to such assets and transactions by the Fund in the performance of the Sub-Adviser’s duties hereunder. The Sub-Adviser shall have no liability or obligation to pay the cost of such custodian or any of its services.
(h)   The Sub-Adviser shall hold in confidence (i) all advice or other information provided pursuant to this Agreement by the Sub-Adviser to the Trust, the Fund, the Trustees and/or the Manager and (ii) information received by the Sub-Adviser from the Manager pursuant to this Agreement, except to the extent necessary to comply with the federal and state securities laws and, if practical and on the advice of counsel to the Manager, after notice to the Sub-Adviser, upon order of any court or administrative agency or self-regulatory organization of which the Manager or its affiliates are members. The Manager shall, and shall cause the Trust to, hold in confidence all advice or other information provided pursuant to this Agreement by the Sub-Adviser to the Trust, the Fund, the Trustees and/or the Manager, except to the extent necessary to comply with the federal and state securities laws and, if practical and on the advice of counsel to the Sub-Adviser, after notice to the Manager, upon order of any court or administrative agency or self-regulatory organization of which the Sub-Adviser or its affiliates are members.
(i)   Nothing in this Agreement shall obligate the Sub-Adviser to (i) pay any expenses of or for the Fund other than as expressly provided in this Section 1, (ii) determine the Fund’s net asset value or the purchase or sale price of any Fund share, other than to provide reasonable assistance to the Trustees of the Trust or their delegate concerning the values of specific assets and liabilities of the Fund as well as information as to the securities and other financial instruments held in the Fund’s portfolio, (iii) provide shareholder accounting services to the Trust or with respect to the Fund, or (iv) advise the Manager or take any action on behalf of the Manager in any legal proceedings, including bankruptcies or class actions, involving assets held or formerly held by the Fund or the issuers of those securities.
2.
Sub-Adviser Agreements with Other Clients; Effect on the Fund

(a)   The Manager acknowledges that the Sub-Adviser and its affiliates currently perform investment advisory and investment management services for various clients other than the Manager and the Trust. Nothing in this Agreement shall prohibit the Sub-Adviser or any of its affiliates from providing, and continuing to provide, any services for any other person or entity or limit the services which the Sub-Adviser or any such affiliate can provide to any person or entity. Nothing in this Agreement shall prohibit the Sub-Adviser and its affiliates from giving advice and taking action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund.
(b)   Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other financial instruments which the Sub-Adviser or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
3.
Compensation to be Paid by the Manager to the Sub-Adviser

(a)   The Manager will pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee (the “Sub-Advisory Fee”), calculated monthly and payable monthly in arrears. The Manager shall direct the Fund to pay the Sub-Adviser the amount of any Sub-Advisory Fee due directly out of the fees that Manager receives from the Fund under the Manager’s investment management agreement with the Trust with respect to the Fund. The Sub-Advisory Fee for a month shall be payable within 30 days after the end of the month, beginning with the first full calendar month that this Agreement is in effect.
(b)   The Sub-Advisory Fee payable for a month shall be a percentage of the Fund’s average daily net asset value for that month. The annual percentage rate for a month that shall apply to that portion of the Fund’s average daily net asset value up to $100 million shall be 0.35 percent, to that portion of the Fund’s average daily net asset value that is greater than $100 million but not greater than $200 million, 0.40 percent, and to that portion of the Fund’s average daily net asset value that is more than $200 million, 0.45 percent. The average daily net asset value of the Fund for a month shall be equal to the average of all daily determinations of the Fund’s net asset value during such month. The Fund’s net asset value on a business day shall be determined at the close of business on such day, and for a non-business day, the value shall be equal to the Fund’s net asset value as of the close of business on the immediately preceding business day.
4.
Effectiveness; Termination; Assignment

(a)   This Agreement will become effective with respect to the Fund on December 8, 2018, provided that it shall have been approved by the Trustees of the Trust and, if so required by the 1940 Act, by shareholders of the Fund in accordance with the requirements of the 1940 Act.
(b)   This Agreement, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund so long as such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
(c)   This Agreement is terminable with respect to the Fund without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or by the Sub-Adviser upon not less than 150 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Sub-Adviser.
(d)   This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser.
(e)   The Manager may not assign this Agreement without the express written consent of the Sub-Adviser.
5.
Amendment

No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund; provided, however, that shareholder approval will not be required for any amendment to this Agreement for so long as the Trust and the Manager may rely on an order from the Securities and Exchange Commission (the “SEC”) that, among other things, permits the Trust and the Manager to enter into the amendment to this Agreement without shareholder approval or which would otherwise permits the Trust and the Manager, singularly or collectively, to enter into the amendment without shareholder approval.
6.
Certain Definitions

For the purposes of this Agreement:
(a)   The value of the Fund’s “net assets” shall be determined as provided in the Fund’s valuation policies, as well as its then-current Prospectus and Statement of Additional Information;
(b)   Except as expressly provided in this Agreement, the terms “assignment,” “control,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order; and
(c)   The terms “brokerage services” and “research services” shall be construed in a manner consistent with Section 28(e) of the Exchange Act and the rules and regulations thereunder.

7.
Non-Liability of the Sub-Adviser

(a)   In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, its partners, officers, directors, employees or agents or reckless disregard by the Sub-Adviser of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Trust, the Fund, or to the Manager, or to any affiliates, directors, trustees, employees or agents of the Trust, the Fund, or the Manager (collectively, the “Manager’s Affiliates”), or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.
(b)   In connection with the Sub-Adviser’s performance of services under this Agreement, the Sub-Adviser shall not be liable for any error in judgment in connection with any investment decision made by the Manager or any failure by the Sub-Adviser to execute a trade directed by the Manager if the execution of such trade constitutes a violation of federal or state law, rule or regulation or a breach of any fiduciary or confidential relationship.
(c)   Nothing contained in this Section 7 or anywhere else in this Agreement shall constitute a waiver or limitation of any rights that the Manager, the Trust or the Fund may have under the federal securities laws or other applicable federal or state laws.
8.
Voting of Securities

Unless expressly directed otherwise by the Trustees or the Manager, (a) the Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time, and (b) provided that the Sub-Adviser is voting, or abstaining from voting in accordance with its proxy voting policies, a copy of which has previously been provided to the Manager, the Sub-Adviser shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.
9.
Representations and Covenants of the Manager; Manager Indemnification Obligations

(a)   The Manager represents and warrants to the Sub-Adviser that (i) it is registered as an investment adviser pursuant to Section 203 of the Advisers Act, (ii) the terms of this Agreement do not violate any obligation by which the Manager is bound, whether arising by contract, operation of law or otherwise, and that the Manager has the power, capacity and authority to enter into this Agreement and to perform in accordance herewith, (iii) it has the power, capacity and authority to cause the Trust to perform such actions as described herein, and (iv) true and complete copies of the Governing Documents and the Offering Documents, including the stated objectives, policies and restrictions of the Fund, have been delivered to the Sub-Adviser. The Manager shall notify the Sub-Adviser promptly if at any time this Agreement is in effect any of these representations and warranties no longer is true and correct in any material respect.
(b)   The Manager covenants that it will deliver to the Sub-Adviser true and complete copies of every amendment to the Governing Documents applicable to the Fund as promptly as practicable after the adoption thereof. Notwithstanding any other provision of this Agreement to the contrary, the Sub-Adviser will not be bound by any such amendment until the Sub-Adviser has received a copy thereof and has had a reasonable opportunity to review it. The Manager further covenants on behalf of itself and the Trust that no public reference to, or description of, the Sub-Adviser or its methodology or work shall be made by the Manager or the Trust, whether in the Offering Documents or otherwise, unless the Manager provides the Sub-Adviser with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description.

(c)   The Manager shall indemnify and hold harmless the Sub-Adviser, its partners, officers, employees and agents and each person, if any, who controls the Sub-Adviser within the meaning of any applicable law (each, a “Sub-Adviser Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including reasonable fees and other expenses of the Sub-Adviser Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in performing Sub-Adviser’s responsibilities under this Agreement) arising out of or from the Manager’s (or Manager’s Affiliates):
(i)   failure to perform its duties and assume its obligations hereunder;
(ii)   material breach by the Manager or the Manager’s Affiliates of any representation, warranty, covenant or agreement contained in this Agreement; or
(iii)   failure to disclose a material fact, or any omission by the Manager or the Manager’s Affiliate, or, failure to disclose a material fact, in any document relating to the Trust or the Fund; except to the extent caused by (i) the incorporation in any such document of information relating to the Sub-Adviser which is furnished to the Manager in writing by the Sub-Adviser expressly for inclusion in such document; or (ii) the willful misfeasance, bad faith, gross negligence or material breach of this Agreement by one or more of the Sub-Adviser, its partners, officers, directors, employees or agents. With respect to any claim for which a Sub-Adviser Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Sub-Adviser Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Sub-Adviser Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination by a court with appropriate jurisdiction that the Sub-Adviser Indemnified Party was not entitled to indemnification hereunder with respect of such claim.
10.
Representations and Covenants of the Sub-Adviser; Sub-Adviser Indemnification Obligations

(a)   The Sub-Adviser represents and warrants to the Manager that (i) it is registered as an investment adviser pursuant to Section 203 of the Advisers Act, and (ii) the terms of this Agreement do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Agreement and to perform in accordance herewith. The Sub-Adviser shall notify the Manager promptly if at any time this Agreement is in effect any of these representations and warranties no longer is true and correct in any material respect.
(b)   The Sub-Adviser covenants that:
(i)   It shall immediately notify the Manager in the event that the Sub-Adviser or any of its affiliates: (A) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment Sub-Adviser pursuant to this Agreement; or (B) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority of or relating in whole or in part to this Agreement, any person identified in the Fund’s prospectus as a portfolio manager of Fund assets, or the Sub-Adviser’s management of Fund assets.
(ii)   It shall immediately notify the Manager in the event that the Sub-Adviser knows of any material fact respecting or relating to the Sub-Adviser that is not contained in the Trust’s Offering Documents regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;
(iii)   It will maintain such books and records with respect to its services to the Fund as are required under the 1940 Act and rules adopted thereunder (including Rule 31a-1 and Rule 31a-2), and by other applicable legal provisions, and will preserve such records for the periods and in the manner required by the 1940 Act and those rules and legal provisions. The Sub-Adviser acknowledges that records that it maintains and preserves pursuant to pursuant to this Section 10(b)(iii) and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon the request of the Trust or the Manager;
(iv)   It will furnish to regulatory authorities having the requisite authority, subject to limitations for attorney-client privileged materials, any information or reports in connection with its services hereunder that may be requested by such authority;
(v)   It will promptly notify the Manager with any amendment to its policies and procedures as well as its code of ethics; and
(vi)   It shall provide the Manager each quarter with such information as reasonably requested by the Manager or the Trustees, including periodic representations regarding the compliance of its employees with the Sub-Adviser’s code of ethics governing personal securities transactions.
(c)   The Sub-Adviser shall indemnify and hold harmless the Manager, the Trust, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each, a “Trust/Manager Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of the Trust/Manager Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser’s (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Sub-Adviser contained in any registration statement, Offering Document, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Sub-Adviser to the Manager, or arising out of a breach by the Sub-Adviser of Section 11 of this Agreement or arising out of the Sub-Adviser’s use the performance track record of the Fund and any other performance related data produced by the Sub-Adviser with respect to the Fund even if the Sub-Adviser’s use of the performance track record is not a breach by the Sub-Adviser of Section 11 of this Agreement. With respect to any claim for which a Trust/Manager Indemnified Party is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Trust/Manager Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Trust/Manager Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination by a court with appropriate jurisdiction that the Trust/Manager Indemnified Party was not entitled to indemnification hereunder with respect of such claim.
(d)   No party to this agreement shall be liable to any other pursuant to the indemnification provisions of this agreement or otherwise for any special, indirect, incidental, punitive or consequential or similar non-direct damages (including lost profits) that the other party may incur in connection with any breach or alleged breach of this agreement.
11.
Use of Name of the Trust, Fund, Sub-Adviser; Use of Fund Performance Record

(a)   The Sub-Adviser acknowledges that the name of the Trust, the name of the Fund, the name of the Manager and any derivative thereof and any logo associated therewith, are the valuable property of the Trust and/or one or more of its affiliates. During the term of this Agreement, the Sub-Adviser may from time to time without the further consent of the Trust or the Manager, identify itself as the investment Sub-Adviser to the Manager with respect to the Fund in any of the Sub-Adviser’s regulatory filings and in written marketing materials used in marketing the investment advisory services of the Sub-Adviser. The Sub-Adviser may not otherwise publish, and may not otherwise use, the name of the Trust, Fund or Manager (as it may be changed from time to time while the Sub-Adviser provides services pursuant to this Agreement) or publish any derivative thereof or logo associated with that name or the name of the Trust, including “Pear Tree Funds®”, Fund or Manager without the express written consent of the Manager. If, at any time, the Trust grants the Sub-Adviser a right or a license to use the registered trademark “Pear Tree Funds” or any other registered trade or service mark of the Trust, the Manager grants the Sub-Adviser a right or a license to use any registered trade or service mark of the Manager, in any written marketing materials or regulatory filings, the Sub-Adviser shall expressly state in writing in such marketing material or regulatory filing that such mark is owned by the Trust, the Manager and/or their affiliates.
(b)   The Manager acknowledges for itself and the Trust that “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” and any derivative thereof or logo associated therewith are the valuable property of the Sub-Adviser and/or one or more of its affiliates, and that Sub-Adviser owns all right, title, and interest in and to any identifiers used by Sub-Adviser in commerce, including, without limitation any trade name, trademark, service mark and other related rights. During the term of this Agreement, the Trust shall have a nonexclusive, non-transferable, non-assignable, royalty-free license to use “Axiom” in the name of the Fund, as well as “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” or any derivative thereof or logo associated therewith. As between the parties, the Sub-Adviser and its affiliates reserve all right, title and interest in and to the name “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” (or derivative or logo) and all intellectual property rights associated therewith. The name “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” (or derivative or logo) is licensed, not sold to Manager. The Manager and the Fund shall cease to use the name “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” (or derivative or logo) promptly upon termination of this Agreement. The Manager shall not publish, and may not otherwise use, “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” (or derivative or logo) or any description of the Sub-Adviser and/or its trade or service marks in any written material used in marketing the Fund or in written communications to investors in the Fund (“Fund Marketing Materials”), without the express written consent of the Sub-Adviser; provided, however, that any or all the Trust, the Fund, the Manager or their affiliates may, without the consent of the Sub-Adviser, publish or otherwise utilize “Axiom,” “Axiom Investors,” “Axiom International Investors LLC” (or derivative or logo) in any Fund Marketing Material if such use is: (i) limited to stating the name of the Fund and/or the identity of the Sub-Adviser as the investment sub-adviser to the Fund, or (ii) necessary or, in the reasonable opinion of the Trust or the Manager, appropriate in order for the Trust, the Manager and/or its affiliates to comply with (1) the Securities Act of 1933, as amended, and the rules thereunder, (2) the rules of the Financial Industry Regulatory Authority, Inc., or (3) any other applicable law.
(c)   All Fund Marketing Materials shall expressly state that the Sub-Adviser is the owner of the trademarks “Axiom,” “Axiom Investors,” and “Axiom International Investors LLC” in language consistent with and substantially similar to the following example:
“Axiom,” and “Axiom Investors” are trade and service marks of Axiom International Investors LLC, and have been licensed for use for certain purposes by Pear Tree Advisors, Inc.”
(d)   The Sub-Adviser may use the performance track record of the Fund and any other performance related data produced by the Sub-Adviser with respect to the Fund without any further consent of the Manager or the Fund, provided that such performance information (i) is used to prepare the performance of an investment strategy composite in accordance with SEC advertising rules and/or the Global Investment Performance Standards (GIPS®) published by CFA Institute, (ii) is not used to advertise or market the Fund, the Trust or the Manager and (iii) does not specifically identify the Fund or the Trust by name, and provided further that nothing herein requires the Trust, the Fund, the Manager or any of their affiliates to prepare, record or maintain any data or other information for the benefit of the Sub-Adviser.
12.
Governing Law

This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to that state’s principles of conflicts of laws, except to the extent such laws shall be preempted by the 1940 Act or by other applicable laws.

13.
Independent Contractor

The Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Manager, the Trust or the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Trust, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have no authority to bind the Sub-Adviser.
14.
Survival

Sections 1(h), 6, 7, 9(c), 10(c), 10(d), 11, 12, and 15 shall survive the termination of this Agreement.
15.
Miscellaneous

(a)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(b)   In the event that the Sub-Adviser or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.
(c)   For any claim by the Sub-Adviser against the Fund in connection with this Agreement or the services rendered under this Agreement, the Sub-Adviser shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.
(d)   This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
(e)   This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.
(f)   Each party giving or making any notice, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement shall give the Notice in writing and use one of the following methods of delivery, each of which for purposes of this Agreement is a writing: personal delivery, registered or certified mail (in each case return receipt requested and postage prepaid), nationally recognized overnight courier (with all fees prepaid), or electronic mail. Any party giving Notice shall address the Notice to the appropriate person at the receiving party (the “Addressee”) at the address listed below or to another Addressee or at another address designated by a party in a Notice pursuant to this section.
To the Manager: Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Attn: Deborah A. Kessinger Telephone: (781) 259-1144 Email: dkessinger@peartreefunds.com	To the Sub-Adviser: Axiom International Investors LLC 33 Benedict Place Greenwich, CT 06830 Attn: Kurt Polk President Telephone: (203) 422-8030 Email: kpolk@axiom-investors.com
* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.
PEAR TREE ADVISORS, INC.
By:

Willard L. Umphrey
President
AXIOM INTERNATIONAL INVESTORS LLC
By:

Andrew H. Jacobson
Chief Executive Officer

PEAR TREE FUNDS
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
(800) 326-2151 TOLL FREE
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND
(formerly Pear Tree PanAgora Emerging Markets Fund)
This communication presents only an overview of the Information Statement that is available to you on the Internet relating to Axiom International Investors LLC (“Axiom”), which has replaced PanAgora Asset Management, Inc. (“PanAgora”) as the sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.
The following material is available for view: Information Statement
The Information Statement relates to the approval by the Trustees of the Trust, including those Trustees who were not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the appointment of Axiom as the investment sub-adviser to the Fund and the approval of a Axiom Sub-Advisory agreement (the “Axiom Sub-Advisory Agreement”) between the Manager and Axiom. The Axiom Sub-Advisory Agreement took effect on December 8, 2018, at which time Axiom replaced PanAgora, the Fund’s then investment sub-adviser. The Manager continues to serve as the investment manager to the Fund, as well as oversee the Fund’s sub-adviser and the management agreements between the Trust and the Manager. The terms relating to the management fees paid by the Fund to the Manager remains in effect and unchanged.
The Information Statement is being provided pursuant to the terms of an order (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) under which the Manager is permitted, subject to supervision and approval of the Trustees of the Trust, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval. As a condition of the Order, the Manager and the Trust are required to furnish shareholders with information about new sub-advisers and/or material changes to the existing sub-advisory agreements. This Notice of Internet Availability of the Information Statement is being mailed on or about February [  ], 2019 to shareholders investing in the Fund as of February [  ], 2019]. The Information Statement will be available on the Trust’s website at http://www.peartreefunds.com/fund-literature until [           , 2019]. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (800) 326-2151 or sending an e-mail to info@peartreefunds.com.
If you want to receive a paper or e-mail copy of the Information Statement, you must request one.
A copy of the Information Statement may be obtained upon request and without charge.
* * *
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.